                             LETTER OF TRANSMITTAL
                               ISP HOLDINGS INC.
                           OFFER FOR ALL OUTSTANDING
                          9 3/4% SENIOR NOTES DUE 2002
                                IN EXCHANGE FOR
                     SERIES B 9 3/4% SENIOR NOTES DUE 2002
             PURSUANT TO THE PROSPECTUS, DATED FEBRUARY    , 1997.

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THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT NEW YORK CITY TIME, ON MARCH
   , 1997, (THE 'EXPIRATION DATE'). TENDERS MAY BE WITHDRAWN PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.
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                                              The Bank of New York

By Registered or Certified Mail:          Facsimile Transmission Number:            By Hand/Overnight Delivery:
      The Bank of New York                  (Eligible Institutions and                  The Bank of New York
    101 Barclay Street - 7E                  Withdrawal Notices Only)                    101 Barclay Street
   New York, New York 10286                       (212) 571-3080                 Corporate Trust Services Window
 Attn: Reorganization Section                                                              Ground Level
                                               Confirm by Telephone:                  New York, New York 10286
                                                  (212) 815-2742                    Attn: Reorganization Section

                                               For Information Call:
                                                  (212) 815-6333

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS BY ELIGIBLE INSTITUTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges that he or she has received the Prospectus,
dated February   , 1997 (the 'Prospectus'), of ISP Holdings Inc., a Delaware
corporation (the 'Company'), and this Letter of Transmittal (the 'Letter'), which together constitute the Company's offer (the 'Exchange Offer') to exchange an aggregate principal amount at maturity of up to $199,871,000 of Series B
9 3/4% Senior Notes due 2002 (the 'New Notes') of the Company for a like principal amount at maturity of the issued and outstanding 9 3/4% Senior Notes due 2002 (the 'Old Notes') of the Company from the holders thereof.

     For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount at maturity equal to that of the surrendered Old Note. Holders whose Old Notes are accepted for exchange will receive accrued interest thereon to, but not including, the day of issuance of such New Notes, such interest to be payable with the first interest payment on the New Notes. Interest on the New Notes will accrue from their respective dates of issuance. Holders of Old Notes accepted for exchange will be deemed to have waived the right to receive any other payments or interest on the Old Notes. The

Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term 'Expiration Date' shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

      This Letter is to be completed by a holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by The Bank of New York (the 'Exchange Agent') at The Depository Trust Company (the 'Book-Entry Transfer Facility') pursuant to the procedures set forth in 'The Exchange Offers--Book-Entry Transfer' section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a 'Book-Entry Confirmation') and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in 'The Exchange Offers--Guaranteed Delivery Procedures' section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

         The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount at maturity of Old Notes should be listed on a separate signed schedule affixed hereto.

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            DESCRIPTION OF OLD NOTES                              1                  2                   3
---------------------------------------------------------------------------------------------------------------------
                                                                                  Aggregate
                                                                                  Principal           Principal
                                                                                  Amount at           Amount at
Name(s) and Address(es) of Registered Holder(s)              Certificate         Maturity of          Maturity
           (Please fill in, if blank)                          Number(s)*        Old Note(s)         Tendered**

---------------------------------------------------------------------------------------------------------------------


                                                              Total

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*    Need not be completed if Old Notes are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof. See Instruction 1.

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution ____________________________________________

     Account Number ________________  Transaction Code Number _________________

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s) __________________________________________

     Window Ticket Number (if any) ____________________________________________

     Date of Execution of Notice of Guaranteed Delivery _______________________

     Name of Institution which guaranteed delivery ____________________________

     If Delivered by Book-Entry Transfer, Complete the Following:

     Account Number ________________  Transaction Code Number _________________

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: _________________________________________________________________________

Address: ______________________________________________________________________

         ______________________________________________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     1. Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount at maturity of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

     2. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is engaging in or intends to engage in a distribution of such New Notes, that neither the holder of such Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

     3. The undersigned also acknowledges that the Exchange Offer is being made in reliance on an interpretation, made to third parties, by the staff of the Securities and Exchange Commission (the "SEC") that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business, such holders are not engaging in and do not intend to engage in the distribution of such New Notes and such holders have no arrangements with any person to participate in the distribution of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of such New Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     4. The undersigned may, if, and only if, it would not receive freely tradeable New Notes in the Exchange Offer or is not eligible to participate in the Exchange Offer, elect to have its Old Notes registered in the shelf registration described in the Registration Rights Agreement, dated as of October 18, 1996, between the Company and Bear, Stearns & Co. Inc. (the 'Registration Agreement') in the form included in Exhibit 4.2 to the Registration Statement of the Company, Registration No. 333-17827. Capitalized terms used in this paragraph 4 and not otherwise defined herein shall have the meanings given them in the Registration Agreement. Such election may be made by checking the box under 'Special Registration Instructions' below. By making such election, the undersigned agrees, as a holder of Old Notes participating in a Shelf Registration, to comply with the Registration Agreement and to indemnify and hold harmless the Initial Purchaser and each person, if any, who controls the Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), and the Company, each director and officer of the Company and each person, if any, who controls the Company within the meaning of either such Section, from and against any losses, claims, damages and liabilities or any actions in respect thereof, to which the Initial Purchaser or any controlling person of the Initial Purchaser, and the Company or any of its directors, officers or controlling persons may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of or are based upon any omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the undersigned specifically for inclusion therein; and, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any director, officer or controlling person thereof in connection with the investigation or defending or preparing to defend against or appearing as a third-party witness in connection with any loss, claim, damage, liability or action in respect thereof. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provisions of the Registration Agreement is not intended to be exhaustive and is qualified in its entirety by the Registration Agreement.

     5. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offers-Withdrawal Rights" section of the Prospectus. See Instruction 9.

     6. Unless otherwise indicated in the box entitled 'Special Issuance

Instructions' below, please issue the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled 'Special Delivery Instructions' below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled 'Description of Old Notes.'

     The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter, the Prospectus shall prevail.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES
AS SET FORTH IN SUCH BOX ABOVE.


-------------------------------------------------------       ------------------------------------------------------------
            SPECIAL ISSUANCE INSTRUCTIONS                                     SPECIAL DELIVERY INSTRUCTIONS
             (See Instructions 3 and 4)                                        (See Instructions 3 and 4)

  To be completed ONLY if certificates for Old Notes not          To be completed ONLY if certificates for Old Notes not
exchanged and/or New Notes are to be issued in the name of      exchanged and/or New Notes are to be sent to someone other than
someone other than the person or persons whose signature(s)     the person or persons whose signature(s) appear(s) on this Letter
appear(s) on this Letter below, or if Old Notes delivered by    below or to such person or persons at an address other than
book-entry transfer which are not accepted for exchange are     shown in the box entitled "Description of Old Notes" on this
to be returned by credit to an account maintained at the        Letter above.
Book-Entry Transfer Facility other than the account indicated
above.                                                          Mail:  New Notes and/or Old Notes to:

Issue:  New Notes and/or Old Notes to:                          Name(s).................................................
                                                                                 (Please Type or Print)
Name(s)..............................................
               (Please Type or Print)                           ........................................................
                                                                                 (Please Type or Print)
 .....................................................
               (Please Type or Print)                           Address.................................................

Address..............................................           ........................................................

 .....................................................           ........................................................
                                                                                       (Zip Code)
 .....................................................
                     (Zip Code)

 .....................................................
 (Employer Identification or Social Security Number)

Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

 .....................................................
            (Book-Entry Transfer Facility
           Account Number, if applicable)

-------------------------------------------------------       ------------------------------------------------------------

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                        SPECIAL REGISTRATION INSTRUCTIONS


                             (See Paragraph 4 above)

     To be completed ONLY IF (i) the undersigned satisfies the conditions set forth in paragraph 4 above, (ii) the undersigned elects to register its Old Notes in the shelf registration described in the Registration Agreement, and
(iii) the undersigned agrees to comply with the Registration Agreement and to indemnify certain entities and individuals as set forth in paragraph 4 above.

     / / By checking this box the undersigned hereby (i) represents that it is entitled to have its Old Notes registered in a shelf registration in accordance with the Registration Agreement, (ii) elects to have its Old Notes registered pursuant to the shelf registration described in the Registration Agreement, and
(iii) agrees to comply with the Registration Agreement and to indemnify certain entities and individuals identified in, and to the extent provided in, paragraph 4 above.

--------------------------------------------------------------------------------

     IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 12:00 MIDNIGHT NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

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                               PLEASE SIGN HERE

                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

          x . . . . . . . . . . . . . . . . . . .     . . . . . . . . . . . 1997

          x . . . . . . . . . . . . . . . . . . .     . . . . . . . . . . . 1997

          x . . . . . . . . . . . . . . . . . . .     . . . . . . . . . . . 1997

                    Signature(s) of Owner                      Date

     Area Code and Telephone Number  . . . . . . . . . . . . . . . .

     If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

     Name(s): ..................................................................

     ...........................................................................
                             (Please Type or Print)

     Capacity: .................................................................

     Address:  .................................................................

     ...........................................................................
                              (Including Zip Code)

     Employer Identification or
     Social Security Number ....................................................
                            (Please complete Substitute Form W-9, if applicable. See "Important Tax Information" below)

                             SIGNATURE GUARANTEE (if
                           required by Instruction 3)

Signature(s) Guaranteed by
an Eligible Institution:  ......................................................
                             (Authorized Signature)

 ................................................................................
                                     (Title)

 ................................................................................
                                 (Name and Firm)

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                                  INSTRUCTIONS

     1. Delivery of this Letter and Notes; Guaranteed Delivery Procedures. This Letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in 'The Exchange Offers--Book-Entry Transfer' section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile thereof), with any required signature guarantees, and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 or any integral multiple thereof.

     Noteholders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in 'The Exchange Offers--Guaranteed Delivery Procedures' section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) on or prior to 12:00 midnight, New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ('NYSE') trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, must be received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF THIS LETTER, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIMES SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY.

     See 'The Exchange Offers' section in the Prospectus.

     2. Partial Tenders.  If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Old Notes to be tendered in the box above entitled 'Description of Old Notes--Principal Amount at Maturity Tendered.' A reissued certificate representing the balance of nontendered Old Notes of a tendering holder who physically delivered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     3. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

     If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.


     When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter.

     Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program (each an 'Eligible Institution' and collectively, 'Eligible Institutions').


     Signatures on the Letter need not be guaranteed by an Eligible Institution if (A) the Old Notes are tendered (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled 'Special Issuance Instructions' or 'Special Delivery Instructions' on this Letter, or (ii) for the account of an Eligible Institution and (B) the box entitled 'Special Registration Instructions' on this Letter has not been completed.

     4. Special Issuance and Delivery Instructions. Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Noteholders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

     5. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter.

     6. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

     7. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

     Although the Company intends to notify holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

     8. Mutilated, Lost, Stolen or Destroyed Old Notes.  Any holder whose Old

Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     9. Withdrawal of Tenders. Tenders of Old Notes may be withdrawn at any time prior to 12:00 midnight, New York City time, on the Expiration Date.

     For a withdrawal of a tender of Old Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth above prior to 12:00 midnight, New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the 'Depositor'), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes), (iii) be signed by the holder in the same manner as the original signature on this Letter by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture pursuant to which the Old Notes were issued register the transfer of such Old Notes into the name of the person withdrawing the tender, and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. Any Old Notes so properly withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender, or termination of the Exchange Offer. Properly withdrawn Old

Notes may be retendered by following the procedures described above at any time on or prior to 12:00 midnight, New York City time, on the Expiration Date.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions of this Letter) will be final and binding on all parties.

     10. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

                           IMPORTANT TAX INFORMATION

     Under current federal income tax law, a holder of New Notes is required to provide the Company (as payor) with such holder's correct taxpayer identification number ('TIN') on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding to prevent backup withholding on any

New Notes delivered pursuant to the Exchange Offer and any payments received in respect of the New Notes. If a holder of New Notes is an individual, the TIN is such holder's social security number. If the Company is not provided with the correct taxpayer identification number, a holder of New Notes may be subject to a $50 penalty imposed by the Internal Revenue Service. Accordingly, each prospective holder of New Notes to be issued pursuant to Special Issuance Instructions should complete the attached Substitute Form W-9. The Substitute Form W-9 need not be completed if the box entitled Special Issuance Instructions has not been completed.

     Certain holders of New Notes (including, among others, all corporation and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt prospective holders of New Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Company, through the Exchange Agent, a properly completed Internal Revenue Service Form W- 8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Company is required to withhold 31% of any payment made to the holder of New Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on any New Notes delivered pursuant to the Exchange Offer and any payments received in respect of the New Notes, each prospective holder of New Notes to be issued pursuant to Special Issuance Instructions should provide the Company, through the Exchange Agent, with either: (i) such prospective holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective holder is awaiting a TIN) and that (A) such prospective holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified such prospective holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The prospective holder of New Notes to be issued pursuant to Special Issuance Instructions is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the prospective record owner of the New Notes. If the New Notes will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.


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                                                   PAYOR'S NAME: ISP HOLDINGS INC.

------------------------------------------------------------------------------------------------------------------------------------

SUBSTITUTE                          Part 1--PLEASE PROVIDE YOUR TIN IN
FORM W-9                            THE BOX AT RIGHT AND CERTIFY BY                          -------------------------------------
                                    SIGNING AND DATING BELOW                                        Social Security Number

Department of the Treasury
Internal Revenue Service                                                                   OR

                                                                                             -------------------------------------
                                                                                                 Employer Identification Number

Payor's Request for
Taxpayer Identification             ------------------------------------------------------------------------------------------------
Number (TIN)
                                    Part 2--Certification--Under Penalties of Perjury, I certify that:

                                    (1) The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me) and

                                    (2) I am not subject to backup withholding either because I have not been notified by the
                                        Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

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                                    Certificate Instructions--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                                    SIGNATURE                                                   DATE
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                                    Part 3--Awaiting TIN / /
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NOTE: FAILURE BY A PROSPECTIVE HOLDER OF NEW NOTES TO BE ISSUED PURSUANT TO THE SPECIAL ISSUANCE INSTRUCTIONS ABOVE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF THE NEW NOTES

          DELIVERED TO YOU PURSUANT TO THE EXCHANGE OFFER AND ANY PAYMENTS RECEIVED BY YOU IN RESPECT OF THE NEW NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX
                        IN PART 3 OF SUBSTITUTE FORM W-9

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             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
(b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.


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              Signature                                       Date

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